UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 6, 2021

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2100 Powell Street, Suite 900

Emeryville, CA 94608

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVAX	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

On April 6, 2021, Dynavax Technologies Corporation (the “Company”) announced that its collaborator, Valneva SE (“Valneva”), reported initial clinical trial results for Part A of its Phase 1/2 inactivated COVID-19 vaccine candidate, VLA2001, using the Company’s proprietary CpG 1018™ adjuvant in 153 adults aged 18 to 55 years.

In its press release issued April 6, 2021, Valneva reported that: VLA2001 was generally safe and well-tolerated across all dose groups tested and was highly immunogenic with a seroconversion rate for S-protein binding IgG antibodies of 100% in the high dose group; the IgG antibody response was highly correlated with neutralization titers in a micro-neutralization assay; and the geometric mean titer of neutralizing antibodies measured two weeks after completion of the two-dose schedule in the group was at or above levels for a panel of convalescent sera.

Based on its results, Valneva stated it plans to commence a comparative immunogenicity Phase 3 clinical trial using its high-dose formulation, subject to regulatory approval, and also plans to evaluate other trials, including booster trials, that involve antigen sparing doses.

This report contains "forward-looking" statements, including statements regarding Valneva’s planned Phase 3 clinical trial and evaluation of other trials.  Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in vaccine research and development, including the risk that initial (or topline) clinical results do not report on all data from a clinical trial that may be important for development or regulatory approval, the risk that results from earlier clinical trials may not be indicative of future clinical results, the Company’s limited control over its collaborators’ decisions, including their choice of adjuvants and/or the amount and timing of resources that collaborators dedicate to such activities, whether and when a vaccine containing CpG 1018 adjuvant will be approved for use, whether and when purchases of CpG 1018 adjuvant will occur, the ability to manufacture sufficient supply of CpG 1018 adjuvant to meet purchasing needs, as well as other risks detailed in the "Risk Factors" section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as well as discussions of potential risks, uncertainties and other important factors in the Company’s other filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation
Date: April 6, 2021	By:	/s/ Kelly MacDonald
Kelly MacDonald
Senior Vice President, CFO